Exhibit 99.1

Tabula Rasa HealthCare Announces Preliminary Estimated Fourth Quarter 2022 Revenues From Continuing Operations

Reports Preliminary Estimated Revenue from Continuing Operations of $82.0 - $83.0 Million for the Fourth Quarter of 2022, Continuing Strong 2022 Revenue Performance as Company Focuses on Core Business

MOORESTOWN, N.J., January 17, 2023 /PRNewswire/ -- Tabula Rasa HealthCare, Inc. (“TRHC” or the “Company”) (NASDAQ: TRHC), a leading healthcare technology company advancing the safe use of medications, today reported preliminary unaudited estimated revenue from continuing operations for the quarter ended December 31, 2022.

Preliminary unaudited estimated revenue from continuing operations for the fourth quarter of 2022 is expected to be between $82 – $83 million, exceeding the prior guidance range of $77.5 – $80.5 million. The Company plans to report its fourth quarter and full year 2022 financial results in early March, along with financial guidance for 2023.

Commenting on the preliminary estimated results, Brian W. Adams, TRHC's President and Interim CEO, said, "We finished 2022 on a strong note, with our preliminary unaudited fourth quarter estimated revenue exceeding the high-end of the guidance range we provided on November 3, 2022. Entering 2023, we are encouraged by the underlying growth of our core PACE market and the exciting opportunities in adjacent markets to provide solutions to help manage the most complex patients in our healthcare system."

The foregoing historical financial data are unaudited and preliminary, based upon the Company’s estimates and subject to completion of its financial closing procedures. Moreover, these data have been prepared on the basis of currently available information by, and are the responsibility of, management. The Company’s independent auditors, KPMG LLP, have not audited or reviewed, and do not express an opinion with respect to these data. Management believes that such preliminary unaudited historical financial data have been prepared on a reasonable basis. However, because currently available information is preliminary, such estimates should not be relied on as necessarily indicative of the Company’s financial results for the quarter ended December 31, 2022. This summary is not a comprehensive statement of the Company’s financial results for the quarter or year ended December 31, 2022. The Company’s actual results, including net income, or other reported financial measures, such as Adjusted EBITDA, are yet to be finalized and are subject to the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results for the quarter ended December 31, 2022 are finalized.

About Tabula Rasa HealthCare

Tabula Rasa HealthCare (TRHC) (NASDAQ: TRHC) provides medication safety solutions that empower healthcare professionals and consumers to optimize medication regimens, combatting medication overload and reducing adverse drug events – the fourth leading cause of death in the US. TRHC's proprietary technology solutions, including MedWise®, improve patient outcomes, reduce hospitalizations, and lower healthcare costs. TRHC's extensive clinical tele-pharmacy network improves care for patients nationwide. Its solutions are trusted by health plans and pharmacies to help drive value-based care. For more information, visit TRHC.com.

Safe Harbor Statement

This press release contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by words such as "believe," "will," "may," "estimate," "continue," "anticipate," "intend," "should," "plan," "expect," "predict," "could," "potentially" or the negative of these terms or similar expressions. You should read these statements carefully because they discuss future expectations, contain projections of future results of operations or financial condition, or state other "forward-looking" information. These statements relate to, without limitation, the Company’s preliminary revenue estimates, future plans, objectives, expectations, intentions, the potential sales of the SinfoníaRx and DoseMe businesses of the Company and the timing and benefits thereof, and financial performance and the assumptions that underlie these statements. These forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those anticipated in the forward-looking statements. Factors that might cause such a difference include, but are not limited to: (i) adjustments to the Company’s preliminary results arising from the completion of the Company’s financial closing procedures, final adjustments and other developments that may arise between now and the time the financial results are finalized; (ii) the overall macroeconomic environment, including the effects of inflation, supply chain constraints, and the impact of changes in interest rates, on the Company’s business and results of operations; (iii) the Company’s ability to adapt to changes or trends within the market for healthcare in the U.S.; (iv) a significant increase in competition from a variety of companies in the healthcare industry; (v) developments and changes in laws and regulations, including increased regulation of the healthcare industry through legislative action and revised rules and standards; (vi) the extent to which the Company is successful in gaining new long-term relationships with clients or retaining existing clients; (vii) clients demands for the Company’s services and its ability to fulfill client demands; (viii) the growth and success of the Company’s clients, which is difficult to predict and is subject to factors outside of the Company’s control; (ix) the Company’s ability to maintain relationships with a specified drug wholesaler; (x) increasing consolidation in the healthcare industry; (xi) managing growth effectively; (xii) fluctuations in operating results; (xiii) the Company’s ability to manage its cash flows; (xiv) failure or disruption of the Company’s information technology and security systems; (xv) dependence on or changes to the Company’s senior management and key employees; (xvi) changes in the Company’s strategy as a result of its entry into the Cooperation Agreement with Indaba; (xvii) the Company’s future indebtedness and its ability to obtain additional financing, reduce expenses, or generate funds when necessary; (xviii) the Company’s ability to execute on its planned divestitures of SinfoníaRx and DoseMe businesses, the costs associated therewith, and risks related to diverting management's attention from the Company’s ongoing business operations; (xix) risks related to the volatility in the Company’s stock price; (xx) the impacts of the ongoing COVID-19 pandemic and other health epidemics; and (xxi) the risks described in Part I, Item 1A of the Company’s 2021 Form 10-K and its other filings and reports filed with or furnished to the Securities and Exchange Commission. Forward-looking statements are based on management's beliefs and assumptions and on information currently available to management. These statements, like all statements in this report, speak only as of their date, and the Company undertakes no obligation to update or revise these statements in light of future developments, except as required by applicable law. The Company cautions investors that its business and financial performance are subject to substantial risks and uncertainties.